                                                     Draft of April 18, 1998

                                  $150,000,000

                           LEXMARK INTERNATIONAL, INC.
                             % Senior Notes due 2008

                                 Unconditionally
                                  Guaranteed by

                        LEXMARK INTERNATIONAL GROUP, INC.

                             Underwriting Agreement

                                                                          , 1998

J.P. Morgan Securities Inc.
Salomon Brothers Inc
NationsBanc Montgomery Securities LLC
c/o J.P. Morgan Securities Inc.
    60 Wall Street
    New York, New York 10260-0060

Ladies and Gentlemen:

     Lexmark International, Inc., a Delaware corporation (the "Issuer"), proposes to issue and sell to the several Underwriters listed in Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), $150,000,000 principal amount of its __% Senior Notes due 2008 (the "Notes"). The Notes will be unconditionally guaranteed (the "Guarantee" and, together with the Notes, the "Securities") as to payment of principal, interest and all other amounts due in respect of the Notes by Lexmark International Group, Inc., a Delaware corporation, as guarantor (the "Guarantor"). The Securities will be issued pursuant to the provisions of an Indenture to be dated as of __, 1998 among the Issuer, the Guarantor and The Bank of New York, as Trustee (the "Trustee").

     The Issuer and the Guarantor have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the

Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement, including a prospectus, relating to the Securities. The registration statement as amended at the time when it shall become effective, or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Agreement as the "Registration Statement", and the prospectus in the form first used to confirm sales of Securities is referred to in this Agreement as the "Prospectus". If the Issuer and the Guarantor have filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

     The Issuer and the Guarantor hereby agree with the Underwriters as follows:

     1. The Issuer and Guarantor agree to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Issuer and the Guarantor the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule I hereto at a price equal to o% of their principal amount plus accrued interest, if any, from o, 1998 to the date of payment and delivery.

     2. The Issuer and the Guarantor understand that the Underwriters intend (i) to make a public offering of their respective portions of the Securities as soon after (A) the Registration Statement has become effective and (B) the parties hereto have executed and delivered this Agreement, as in the judgment of the Representatives is advisable, and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

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     3. Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Issuer to the Representatives not later than 2:00 p.m. on o, 1998, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representatives and the Issuer may agree upon in writing. The time and date of such payment is referred to herein as the "Closing Date". As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

     Payment for the Securities shall be made against delivery to the nominee of The Depository Trust Company for the respective accounts of the several Underwriters of the Securities of one or more global notes (collectively, the "Global Note") representing the Securities, with any transfer taxes payable in connection with the transfer to the Underwriters of the Securities duly paid by the Issuer and/or the Guarantor. The Global Note will be made available for inspection by the Representatives at the office of the Trustee, 101 Barclay Street, New York, New York 10286 not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

     As compensation to the Underwriters for their commitments hereunder, the Issuer will pay, or cause to be paid, to J.P. Morgan Securities Inc., for the accounts of the several Underwriters, an amount equal to __% of the principal amount of the Securities to be delivered by the Issuer hereunder on the Closing Date. On __, 1998, or on such other date, no later than the fifth Business Day thereafter, as the Representatives and the Issuer may agree upon in writing, the Issuer will pay or cause to be paid, by wire transfer, in immediately available funds, such commission to the account specified by J.P. Morgan Securities Inc.

     4. Each of the Issuer and the Guarantor, jointly and severally, represents and warrants to each Underwriter that:

     (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuer and the Guarantor in writing by such Underwriter through the Representatives expressly for use therein;

     (b) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Issuer or the Guarantor, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act") and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, at the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuer and the Guarantor in writing by such Underwriter through the Representa tives expressly for use therein;

     (c) the documents incorporated by reference in the Prospectus, when they become effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Securities Exchange Act as applicable and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (d) the financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Guarantor and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein;

     (e) neither the Guarantor nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference has had a material adverse effect or would reasonably be expected to have a material adverse effect on the general affairs, financial position, stockholders' equity or consolidated results of operations of the Guarantor and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than pursuant to any employee incentive or benefit plan in existence on the date of this Agreement) or increase in the long-term debt of the Guarantor or any of its subsidiaries in excess of $25,000,000 (other than working capital borrowings classified as long term debt in an amount not exceeding $75,000,000), or any material adverse change, or any prospective material adverse change, in or affecting the general affairs, financial position, stockholders' equity or consolidated results of operations of the Guarantor and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the Guarantor nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Guarantor and its subsidiaries taken as a whole;

     (f) each of the Guarantor, the Issuer and Lexmark International, S.N.C. ("Lexmark-France"), Lexmark International Technology S.A. ("LexTech" and, together with the Issuer and Lexmark-France, the "Material Subsidiaries") has been duly incorporated and is validly existing as a corporation, or with respect to Lexmark- France, a societe en nom collectif, as the case may be, in good standing under the laws of its jurisdiction incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Guarantor and its subsidiaries, taken as a whole;

     (g) the Guarantor has an authorized capitalization as described in the Prospectus, and, except as otherwise described in the Prospectus, all of the outstanding shares of capital stock of the Guarantor have been duly authorized and validly issued and are fully paid and non-assessable; all of the outstanding shares of capital stock of the Issuer and LexTech have been duly authorized and validly issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, security interests and claims; and all of the equity interests of Lexmark-France have been duly authorized and validly issued and are fully paid and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, security interests and claims;

     (h) this Agreement has been duly authorized, executed and delivered by each of the Issuer and the Guarantor;

     (i) the Notes have been duly authorized, and when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Issuer, entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (including, without limitation, the availability of specific performance, injunctive relief and other equitable remedies); the Guarantee has been duly authorized, and when issued and delivered together with the Notes pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute a valid and binding obligation of the Guarantor entitled to the benefits provided by the Indenture and enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (including, without limitation, the availability of specific performance, injunctive relief and other equitable remedies); the Indenture has been duly authorized and upon effectiveness of the Registration Statement will have been duly qualified under the Trust Indenture Act and, when executed and delivered by the Issuer, the Guarantor and the Trustee, the Indenture will constitute a valid and binding instrument enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (including, without limitation, the availability of specific performance, injunctive relief and other equitable remedies); and the Securities and the Indenture will conform to the descriptions thereof in the Prospectus;

     (j) neither the Guarantor nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except (other than, in the case of each of the Issuer and the Guarantor, with respect to its Certificate of Incorporation and By-laws) for violations and defaults which individually and in the aggregate are not material to the Guarantor and its subsidiaries taken as a whole; the issue and sale by the Issuer of the Notes and the issuance by the Guarantor of the Guarantee and the performance by each of the Issuer and the Guarantor of all its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject except for any such breach, conflict or default which is not material to the Guarantor and its subsidiaries taken as a whole; nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Issuer or the Guarantor or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor, its subsidiaries or any of their respective properties except such violations of law, statute, or any order, rule or regulation which are not material to the Guarantor and its subsidiaries taken as a whole; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Issuer or the Guarantor of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act or state securities or Blue Sky laws;

     (k) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Issuer or the Guarantor, threatened against or affecting the Guarantor or any of its subsidiaries or any of their respective properties or to which the Guarantor or any of its subsidiaries is or may be a party or to which any property of the Guarantor or any of its subsidiaries is or may be the subject which, if determined adversely to the Guarantor or any of its subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, a material adverse effect on the general affairs, financial position, stockholders' equity or consolidated results of operations of the Guarantor and its subsidiaries, taken as a whole, and, to the best of the Issuer's and the Guarantor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no statutes, regulations, contracts or other documents that are required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

     (l) to the best knowledge of the Guarantor, Coopers & Lybrand L.L.P., who have certified certain financial statements of the Guarantor and its subsidiaries, are independent public accountants as required by the Securities Act;

     (m) the Guarantor and its Material Subsidiaries have good and marketable title in fee simple to all items of real property (including, without limitation, all such properties described as owned under the caption "Item 2:
Properties" in the Guarantor's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "10-K") incorporated by reference in the Prospectus) and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Guarantor and its Material Subsidiaries, and any real property and buildings held under lease by the Guarantor and its Material Subsidiaries (including, without limitation, all such properties and buildings described as leased under the caption "Item 2:
Properties" in the 10-K incorporated by reference in the Prospectus) are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Guarantor and its Material Subsidiaries;

     (n) no relationship, direct or indirect, exists between or among the Guarantor or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Guarantor or any of its subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described;

     (o) neither the Issuer nor the Guarantor is and, after giving effect to the offering and sale of the Securities, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

     (p) except as disclosed in the Prospectus, the Guarantor and its subsidiaries own or possess or are licensed to use the patents, patent licenses, trademarks, trade

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names, service marks, service names, copyrights and other intellectual property rights (collectively, the "Intellectual Property") necessary to carry on their business as presently conducted and as proposed to be conducted, without any conflict with or infringement of the rights of others except for any such conflicts or infringements that, individually or in the aggregate, do not or would not reasonably be expected to have a material adverse effect on the general affairs, financial position, stockholders' equity or consolidated results of operations of the Guarantor and its subsidiaries, taken as a whole; to the best knowledge of the Guarantor and the Issuer, none of the technology employed by the Guarantor or its subsidiaries has been obtained or is being used by the Guarantor or its subsidiaries in violation of any contractual or fiduciary obligation binding on the Guarantor, its subsidiaries or any of their respective directors, employees or consultants or otherwise in violation of the rights of any person except for any such violations that, individually or in the aggregate, do not or would not reasonably be expected to have a material adverse effect on the general affairs, financial position, stockholders' equity or consolidated results of operations of the Guarantor and its subsidiaries, taken as a whole; except as disclosed in the Prospectus, neither the Guarantor nor any of its subsidiaries has received any notice of infringement or violation of or conflict with (and knows of no such infringement or conflict with) asserted rights of others with respect to any Intellectual Property or any trade secrets, proprietary information, inventions, know-how, processes and procedures owned, used by or licensed to the Guarantor or any such subsidiary which, individually or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect on the general affairs, financial position, stockholders' equity or consolidated results of operations of the Guarantor and its subsidiaries, taken as a whole;

     (q) Neither the Guarantor nor its subsidiaries have experienced an ERISA Event (as defined below) which individually, or taken together with all other ERISA Events, could reasonably be expected to have a material adverse effect on the general affairs, financial position, stockholders' equity or consolidated results of operations of the Guarantor and its subsidiaries, taken as a whole. For the purposes of this paragraph (q), "ERISA Event" means (a) any "reportable event" as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to any employee pension benefit plan (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA ("Multiemployer Plan")) subject to the provisions of Title IV of ERISA or Section 412 of the Internal Revenue Code of 1986, as amended (the "Code") or Section 302 of ERISA, and in respect of which the Guarantor or any of its subsidiaries is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA (collectively, a "Plan"), (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section

412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minium funding standard with respect to any Plan; (d) the incurrence by the Guarantor or any of its subsidiaries of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Guarantor or any of its subsidiaries from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Guarantor or any of its subsidiaries of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Guarantor or any of its subsidiaries of any notice, or the receipt by any Multiemployer Plan from the Guarantor or any of its subsidiaries of any notice, concerning the imposition of any liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

     5. Each of the Issuer and the Guarantor covenants and agrees with each of the several Underwriters as follows:

     (a) to use its best efforts to cause the Registration Statement to become effective at the earliest possible time and, if required, to file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act; and to file promptly all reports and any definitive proxy or information statements required to be filed by the Issuer with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and to furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request;

     (b) to deliver, at the expense of the Issuer, to the Representatives, four signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits but including the documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) as the Representatives may reasonably request;

     (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Representatives a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representatives reasonably object;

     (d) to advise the Representatives promptly, and to confirm such advice in writing, (i) when the Registration Statement has become effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective,
(iii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed and to furnish the Representatives with copies thereof, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information,
(v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose, (vi) of the occurrence of any event, within the period referenced in paragraph (e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (vii) of the receipt by the Issuer or the Guarantor of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending any such qualification of the Securities, or notification of any such order thereof and, if issued, to obtain as soon as possible the withdrawal thereof;

     (e) if, during such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Issuer, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Issuer and the Guarantor) to which Securities may have been sold by the

Representatives on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

     (f) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities; provided that neither the Issuer nor the Guarantor shall be required to file a general consent to service of process in any jurisdiction;

     (g) to make generally available to its security holders and to the Representatives as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Issuer commencing after the "effective date" (as defined in Rule 158) of the Registration Statement;

     (h) for three years following the Closing Date, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to holders of the Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

     (i) during the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, not to offer, sell, contract to sell, or otherwise dispose of any debt securities of or guaranteed by the Issuer or the Guarantor which are substantially similar to the Securities;

     (j) to use the net proceeds received by the Issuer from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

     (k) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, includ ing any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any prelimi-nary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may designate (including fees of counsel for the Underwriters and their disbursements), (iv) related to any filing with the National Association of Securities Dealers, Inc., (v) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the Preliminary and Supplemental Blue Sky Memoranda and any Legal Investment Survey and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, and (vi) payable to rating agencies in connection with the rating of the Securities.

     6. The several obligations of the Underwriters hereunder to purchase the Securities on the Closing Date are subject to the performance by the Issuer and the Guarantor of their obligations hereunder and to the following additional conditions:

     (a) the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Regis tration Statement or any post-affective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; and all requests for additional information shall have been complied with to the satisfaction of the Representatives;

     (b) the representations and warranties of the Issuer and the Guarantor contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Issuer and the Guarantor shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

     (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading, or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Issuer or the Guarantor by any

"nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

     (d) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock (other than pursuant to any employee benefit or incentive plan in existence on the date of this Agreement) or increase in the long-term debt of the Guarantor or any of its subsidiaries in excess of $25,000,000 (other than working capital borrowings classified as long-term debt in an amount not exceeding $75,000,000), or any material adverse change, or prospective material adverse change, in or affecting the general affairs, financial position, stockholders' equity or consolidated results of operations of the Guarantor and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the Closing Date on the terms and in the manner contemplated in the Prospectus; and neither the Guarantor nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, in excess of any applicable insurance, or from any labor dispute or court or governmental action, order to decree, otherwise than as set forth or contemplated in the Prospectus;

     (e) the Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Issuer and the Guarantor, with specific knowledge about the Issuer's financial matters, satisfactory to the Representatives to the effect set forth in subsections (a) through (c) (with respect to the respective representations, warranties, agreements and conditions of the Issuer and the Guarantor) of this Section and to the further effect that there has not occurred any material adverse change, or prospective material adverse change, in or affecting the general affairs, financial position, stockholders' equity or consolidated results of operations of the Guarantor and its subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement;

     (f) Vincent J. Cole, General Counsel for the Guarantor and the Issuer, shall have furnished to the Representatives his written opinion, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

          (i) each of the Issuer and the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus or the 10-K incorporated by reference therein;

          (ii) each of the Issuer and the Guarantor has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Guarantor and its subsidiaries taken as a whole;

          (iii) the Guarantor has an authorized capitalization as described in the Prospectus, and, except as otherwise described in the Prospectus, all of the outstanding shares of capital stock of the Guarantor have been duly authorized and validly issued and are fully paid and non-assessable; all of the outstanding shares of capital stock of the Issuer and LexTech have been duly authorized and validly issued, are fully paid and non-assessable and (except for directors' qualifying shares are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, security interests and claims; and all of the equity interests of Lexmark-France have been duly authorized and validly issued and are fully paid and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, security interests and claims;

          (iv) to the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus or the 10-K incorporated by reference therein, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened against the Guarantor or any of its subsidiaries or any of their respective properties or to which the Guarantor or any of its subsidiaries is or may be a party or to which any property of the Guarantor or its subsidiaries is or may be the subject which, if determined adversely to the Guarantor or any of its subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, a material adverse effect on the general affairs, financial position, stockholders' equity or consolidated results of operations of the Guarantor and its subsidiaries taken as a whole; to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and such counsel does not know of any statutes, regulations, contracts or other documents required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

          (v) this Agreement has been duly authorized, executed and delivered by each of the Issuer and the Guarantor;

          (vi) the Notes have been duly authorized, executed and delivered by the Issuer and, when they have been duly authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute valid and binding obligations of the Issuer entitled to the benefits provided by the Indenture and the Guarantee and enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (including, without limitation, the availability of specific performance, injunctive relief and other equitable remedies); the Guarantee has been duly authorized, executed and delivered by the Guarantor, and when the Notes have been duly authenticated in accordance with the terms of the Indenture and the Securities have been delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Guarantee will constitute a valid and binding obligation of the Guarantor entitled to the benefits provided by the Indenture and enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (including, without limitation, the availability of specific performance, injunctive relief and other equitable remedies); and the Securities and the Indenture conform to the descriptions thereof in the Prospectus;

          (vii) the Indenture has been duly authorized, executed and delivered by each of the Issuer and the Guarantor and (assuming the due authorization, execution and delivery thereof by the Trustee pursuant thereto) constitutes a valid and binding instrument of each of the Issuer and the Guarantor enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act; (including, without limitation, the availability of specific performance, injunctive relief and other equitable remedies);

          (viii) neither the Guarantor nor any of its subsidiaries is, in violation of or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Guarantor or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except (other than, in the case of each of the Issuer and the Guarantor, with respect to its Certificate of Incorporation and By-Laws) for violations and defaults which individually and in the aggregate are not material to the Guarantor and its subsidiaries taken as a whole; the issue and sale by the Issuer of the Notes and the issuance by the Guarantor of the Guarantee and the performance by each of the Issuer and the Guarantor of all of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject, except for violations or defaults which individually or in the aggregate are not material to the Guarantor and its subsidiaries taken as a whole) nor will any such action result in any violation of the provisions of the Certificate of Incorporation, or the By-Laws of the Issuer or the Guarantor or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor, its subsidiaries or any of their respective properties;

          (ix) no consent, approval, authorization, order, license, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Issuer and the Guarantor of the other transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act or state securities or Blue Sky laws;

          (x) the statements in the Prospectus under "Description of Notes" and "Underwriting", in the Prospectus incorporated by reference from Item 3 of
     Part 1 of the 10-K and in the Registration Statement in Item 15, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings;

          (xi) neither the Issuer nor the Guarantor is and, after giving effect to the offering and sale of the Securities, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

          (xii) such counsel is of the opinion that the Registration Statement and the Prospectus and any amendments and supplements thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and believes that (other than the financial statements and related schedules therein, as to which such counsel need express no opinion and other than that part of the Registration Statement which constitutes the Form T-1 of the Trustee under the Trust Indenture Act) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable, at the time it was filed pursuant to Rule 424(b) under the Securities Act did not, and as of the closing date does not, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (xiii) the Guarantor and its Material Subsidiaries have good and marketable title in fee simple to all items of real property (including, without limitation, all such properties described as owned under the caption "Item 2: Properties" in the Guarantor's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "10-K") incorporated by reference in the Prospectus) and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Guarantor and its Material Subsidiaries, and any real property and buildings held under lease by the Guarantor and its Material Subsidiaries (including, without limitation, all such properties and buildings described as leased under the caption "Item 2: Properties" in the 10-K incorporated by reference in the Prospectus) are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Guarantor and its Material Subsidiaries;

          (xiv) the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Issuer or the Guarantor prior to the Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

          (xv) to the best of such counsel's knowledge, other than as set forth in the Prospectus or in the 10-K: (a) neither the Issuer nor the Guarantor has received notice of any claim of infringement or violation of or conflict with rights or claims of others with respect to any patents, patent rights or other Intellectual Property owned, licensed or used by the Issuer or the Guarantor except for any such conflicts or infringements that, individually or in the aggregate, do not or would not reasonably be expected to have a material adverse effect on the Guarantor and its subsidiaries, taken as a whole; (b) and such counsel is not aware of any research or licensing agreements, royalty arrangements, patents, patent rights or other Intellectual Property of others which are infringed by the Guarantor's or the Issuer's products or processes in such a manner which would, individually or in the aggregate, reasonably be expected to result in a material adverse effect on the Guarantor and its subsidiaries, taken as a whole.

     In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the States of Delaware and New York, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Issuer and the Guarantor and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Issuer and the Guarantor. The opinion of such counsel for the Issuer and the Guarantor shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (xiii) above counsel may state their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto but is without independent check or verification except as specified.

     The opinion of Vincent J. Cole described above shall be rendered to the Underwriters at the request of the Issuer and shall so state therein;

     (g) on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also on the Closing Date, Coopers & Lybrand L.L.P. shall have furnished to you letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

     (h) the Representatives shall have received on and as of the Closing Date an opinion of Sullivan & Cromwell, counsel to the Underwriters, with respect to the validity of the Indenture and the Securities, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; and

     (i) on or prior to the Closing Date the Issuer and the Guarantor shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

     7. The Issuer and the Guarantor, jointly and severally, agree to indemnify and hold harmless each Underwriter, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Issuer and the Guarantor shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuer and the Guarantor in writing by such Underwriter through the Representatives expressly for use therein and provided, further, that neither the Issuer nor the Guarantor shall be liable to any Underwriter under the indemnity agreement in this subsection with respect to any preliminary prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person to whom there was not sent by commercially reasonable means, at or prior to the written confirmation of such sale, a copy of the Prospectus, where such delivery is required by the Securities Act, if the Issuer or the Guarantor has previously furnished sufficient copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in a preliminary prospectus and corrected in the Prospectus.

     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Issuer, the Guarantor, their directors, its officers who sign the Registration Statement and each person who controls the Issuer or the Guarantor within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer and the Guarantor to each Underwriter, furnished to the Issuer and the Guarantor in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

     If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Issuer, the Guarantor, their directors, its officers who sign the Registration Statement and such control persons of the Issuer or the Guarantor shall be designated in writing by the Guarantor. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantor on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer and the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total net proceeds from the offering (before deducting expenses) received by the Issuer and the Guarantor and the total underwriting discounts and the commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Securities. The relative fault of the Issuer and the Guarantor on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Guarantor or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Issuer, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considera tions referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Under-writers' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of Securities set forth opposite their names in Schedule I hereto, and not joint.

     The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law of in equity.

     The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Issuer and the Guarantor set forth in this Agreement shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Issuer, the Guarantor, their officers or directors or any other person controlling the Issuer or the Guarantor, and (iii) acceptance of and payment for any of the Securities.

     8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Issuer and the Guarantor, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of or guaranteed by the Issuer or the Guarantor shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

     9. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

     If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-tenth of such principal amount of Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Issuer for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Issuer. In any such case either you or the Issuer shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. If this Agreement shall be terminated by the Underwriters except for any termination pursuant to Section 8(i), (iii) or (iv), or any of them, because of any failure or refusal on the part of the Issuer or the Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Issuer or the Guarantor shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Issuer and/or the Guarantor agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     11. This Agreement shall inure to the benefit of and be binding upon the Issuer, the Guarantor, the Underwriters, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     12. Any action by the Underwriters hereunder may be taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260-0060 (telefax: [212-648- 5151]); Attention: Syndicate Department. Notices to the Issuer shall be given to it at One Lexmark Centre Drive, Lexington, Kentucky 40550, (telefax: 606 232-3128); Attention: Vincent J. Cole, Esq.

     13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

     If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                                       Very truly yours,

                                       LEXMARK INTERNATIONAL, INC.

                                       By:
                                          ------------------------
                                          Title:

                                       LEXMARK INTERNATIONAL GROUP,
                                       INC.

                                       By:
                                          ------------------------
                                          Title:

Accepted:                  , 1998
         ------------------

J.P. Morgan Securities Inc.
Salomon Brothers Inc
NationsBanc Montgomery Securities LLC

Acting severally on behalf
of themselves and the
several Underwriters listed
in Schedule I hereto.

By: J.P. Morgan Securities Inc.

By:
   ------------------------
   Title:

                                                                      SCHEDULE I

                                                                                       Principal Amount
                                                                                     of Securities to be
     Underwriter                                                                          Purchased
     -----------                                                                          ---------
J.P. Morgan Securities Inc......................................................... $
Salomon Brothers Inc............................................................... $
NationsBanc Montgomery Securities LLC.............................................. $
                                                                                    ======================
                                      Total........................................ $    150,000,000







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